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EXHIBIT 10.53

                                 April 13, 2006


Lyles Diversified, Inc.
P.O. Box 4377
Fresno, California 93744-4377

         Re:      Madera Project - Amended and Restated Term Loan Agreement
                  ---------------------------------------------------------

Ladies and Gentlemen:

                  Reference is made to (a) that certain Amended and Restated Term Loan Agreement, dated as of April 13, 2006 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "LDI LOAN AGREEMENT"), between Pacific Ethanol Madera LLC, a Delaware limited liability company ("MADERA"), and Lyles Diversified, Inc., a California corporation ("LENDER") and (b) that certain Intercreditor and Collateral Sharing Agreement, dated as of April 13, 2006 (the "INTERCREDITOR AGREEMENT"), by and among Lender and Hudson United Capital, a Division of TD Banknorth, N.A., a national banking association, as the agent pursuant to the Construction and Term Loan Agreement, dated as of April 10, 2006 (the "HUC LOAN AGREEMENT"), by and among Madera, HUC and the lenders from time to time party thereto. Unless otherwise defined herein, capitalized terms used in this letter agreement have the meanings provided to such terms in the LDI Loan Agreement.

                  As contemplated by and more particularly provided for in the Intercreditor Agreement, Lender has agreed to completely subordinate its lien in the Collateral and its rights under the LDI Loan Agreement to the rights of the Senior Lenders (as defined in the Intercreditor Agreement) under the HUC Loan Agreement.

                  In consideration for Lender's subordination of its lien and the waiver of its rights under the LDI Loan Agreement pursuant to the terms of the Intercreditor Agreement, the undersigned agrees that, in the event that Madera is prevented from making any principal payment due to Lender by the operation of the terms of the Intercreditor Agreement, the undersigned shall repay to Lender all principal then due under the Term Loan (the "REPAYMENT OBLIGATION"). In the event the undersigned fails to pay the Repayment Obligation to Lender within 3 Business Days of the date such Repayment Obligation arises, then, from and after such date, the outstanding amount of such Repayment Obligation shall accrue interest at a per annum rate equal to the Default Rate PLUS 5% per annum until such time as the Repayment Obligation is paid in full. Lender further acknowledges and agrees that Madera shall not be responsible for the payment of the Repayment Obligation or any interest thereon.

                  This letter agreement shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of California, without regard to conflicts of laws principles. Any disputes or controversies arising under this letter agreement shall be resolved in accordance with and subject to the dispute resolution provisions set forth in the LDI Loan Agreement.

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                  This letter agreement and any agreement, document or
instrument attached hereto or referred to herein integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral negotiations and prior writings in respect to the subject matter hereof. In case any one or more of the provisions contained in this letter agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good faith negotiations to replace the invalid, illegal or unenforceable provision with a view to obtaining the same commercial effect as this letter agreement would have had if such provision had been legal, valid and enforceable. No amendment or waiver of any provision of this letter agreement shall be effective unless such amendment or waiver is in writing and signed by each of the parties hereto. This letter agreement shall be binding upon and shall inure to the benefit of each of the parties hereto, Madera and their respective successors or assigns.

                  This letter agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract. Delivery by facsimile by any of the parties hereto of an executed counterpart of this letter agreement shall be as effective as an original executed counterpart hereof.


                            (SIGNATURE PAGE FOLLOWS)

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                  We appreciate your assistance in this very important
transaction.

                                   Very truly yours,

                                   PACIFIC ETHANOL CALIFORNIA, INC.


                                   By: /S/ RYAN TURNER
                                       ----------------------------------------
                                   Name: Ryan Turner
                                   Title: Chief Operating Officer and Secretary




Accepted and agreed to as of
April 13, 2006 by:

LYLES DIVERSIFIED, INC.



By:  /S/ MICHAEL F. ELKINS
     ---------------------------------------
     Name: Michael F. Elkins
     Title:   Vice President/CFO




Acknowledged as of
April 13, 2006 by:

PACIFIC ETHANOL MADERA LLC



By:  /S/ RYAN TURNER
     ---------------------------------------
     Name: Ryan Turner
     Title: President